UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2005
Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-49992 (Commission File Number)	82-0543156 (I.R.S. Employer Identification Number)

4211 South 102nd Street Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 23, 2005, Ameritrade Holding Corporation, a Delaware corporation (“Ameritrade”), entered into Amendment No. 2 to the Agreement of Sale and Purchase (the “Amendment”) with The Toronto-Dominion Bank (“TD”). The Amendment amends the Agreement of Sale and Purchase (the “Purchase Agreement”) between Ameritrade and TD, dated June 22, 2005, as amended on October 28, 2005, pursuant to which, among other things, Ameritrade agreed to purchase from TD (the “Share Purchase”) all of the capital stock of TD Waterhouse Group, Inc., a Delaware corporation and wholly owned subsidiary of TD (“TD Waterhouse”), in exchange for 196,300,000 shares of common stock, par value $0.01 per share, of Ameritrade (the “Stock Consideration”) and $20,000 in cash.
Pursuant to the Amendment, the TD Waterhouse Canadian Call Center Inc. (“Canadian Call Center”) will be a “Business Subsidiary” under the Purchase Agreement and will therefore be purchased by Ameritrade as part of its acquisition of TD Waterhouse. Canadian Call Center is a branch office of TD Waterhouse Investor Services, Inc. Ameritrade has entered into a services agreement with TD and TD Waterhouse Investor Services, Inc. under which Canadian Call Center will be provided call center services from Canada by TD. Canadian Call Center has no significant assets or liabilities, other than those pursuant to the services agreement and its registration as a branch office of a New York Stock Exchange member firm.
Amendment No. 2 to the Agreement of Sale and Purchase is attached hereto as Exhibit 2.3 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

2.3	Amendment No. 2 to the Agreement of Sale and Purchase between Ameritrade Holding Corporation and The Toronto-Dominion Bank dated as of December 23, 2005
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a definitive proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) with a filing date of December 5, 2005. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRADE HOLDING CORPORATION
Date: December 29, 2005	By:	/s/ John R. MacDonald
		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description

2.3	Amendment No. 2 to the Agreement of Sale and Purchase between Ameritrade Holding Corporation and The Toronto-Dominion Bank dated as of December 23, 2005